Exhibit 99.2

2Q 2014 Stockholder Supplement August 6, 2014 1 This news release and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "anticipate," "continue," or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities and other securities for purchase; the availability of financing and, if available, the terms of any financings; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow the commercial mortgage business; credit risks related to our investments in commercial real estate assets and corporate debt; our ability to consummate any contemplated investment opportunities; changes in government regulations affecting our business; our ability to maintain our qualification as a REIT for federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; risks associated with the businesses of our subsidiaries, including the investment advisory business of a wholly-owned subsidiary and the broker-dealer business of a wholly-owned subsidiary. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. Safe Harbor Notice 2 (1) Core earnings represents net income excluding net gains (losses) on trading assets and disposal of investments, unrealized gains (losses) on interest rate swaps and Agency interest-only mortgage-backed securities, realized gains (losses) on termination of interest rate swaps, impairment of goodwill and loss on previously held equity interest in CreXus Investment Corp. (2) Includes repurchase agreements, Convertible Senior Notes, securitized debt, loan participation and mortgages payable. Securitized debt, loan participation and mortgages payable are non-recourse to the Company. (3) Total stockholders’ equity divided by total assets. (4) Consists of Investment Securities, U.S. Treasury Securities, securities borrowed, commercial real estate debt and preferred equity, corporate debt, reverse repurchase agreements and cash and cash equivalents. Average interest-earning assets reflects the average amortized cost of our investments during the period. (5) Investment Securities consist of Agency mortgage-backed securities and Agency debentures. (6) Yield on existing investments with twelve or more months of Annaly operating history is based on GAAP net income, excluding depreciation and amortization expense, utilizing trailing twelve month operating results and net economic equity at June 30, 2014. Weighted average year-1 yield on current quarter property acquisitions is 8.97% (net of acquisition fees and closing expenses). Stabilized levered yield on current quarter property acquisitions is estimated to be approximately 13.4%. 2Q14 Financial Overview ƒ GAAP net loss of $335.5 million, or $0.37 loss per average common share, resulting in an annualized GAAP loss on average equity of (10.32%) ƒ Core earnings(1) of $300.4 million, or $0.30 per average common share, generating an annualized core return on average equity of 9.24% ƒ Declared a $0.30 dividend per common share ƒ Common stock book value per share of $13.23 ƒ End of period total debt to equity of 5.3x(2) ƒ End of period capital ratio of 15.4%(3) ƒ Weighted average days to maturity on repurchase agreements of 173 days ▪ Annualized yield on average interest-earning assets(4) of 3.20% and annualized interest rate spread of 1.26% during the quarter; net interest margin of 1.57% ▪ End of period Investment Securities(5) of $82.4 billion ▪ End of period commercial real estate debt and preferred equity of $1.6 billion with a weighted-average yield of 8.93% at quarter end and commercial real estate held for investment of $74.4 million with a net equity yield of 9.23%(6) ▪ End of period corporate debt of $151.3 million Income Statement Balance Sheet Portfolio Unaudited 3 Strategy Overview Portfolio Positioning Market Opportunities Liability and Interest Rate Management Unaudited ƒ Federal Reserve on track to end QE in October, with lift-off of Federal Funds target rate expected mid-2015 ƒ During the second quarter of 2014, modestly increased leverage, purchased $11.2 billion of Investment Securities and disposed of $6.1 billion of Investment Securities resulting in a realized gain of $5.9 million ƒ Commercial investments (net of financing) relatively stable and represents 11% of stockholders’ equity ƒ Expected levered return on equity of 10% to 13% on purchase of Agency mortgage-backed securities (“Agency MBS”) in current market environment ƒ Pay-ups on specified pools have increased modestly but pricing remains attractive, and high quality specified pools exhibit a superior long-term risk/return tradeoff relative to TBAs in spite of a slight current financing advantage in TBAs ƒ Expected unlevered return of 3.75% to 5.75% for commercial first mortgages presecuritization with opportunity to hold subordinated tranches yielding 9.5% to 11.0% post-securitization, and 8% to 10% unlevered return on equity through commercial mezzanine investments ƒ Expected unlevered stabilized return on commercial real estate property investments of 6% to 8% with opportunity to attractively finance with debt that increases cash-on-cash return to 10% to 13%, not including the potential for asset price appreciation ƒ Selectively add to portfolio as opportunities are presented, taking advantage of the flexibility provided by our current leverage profile (5.3x at 2Q14) ƒ Selectively utilize derivatives and short TBA contracts to hedge against spikes in volatility, higher interest rates and Agency MBS spread widening 4 Last Four Quarters Financial Performance Unaudited Core EPS Annualized Core Return on Equity Annualized Yield on Average Interest-Earning Assets Capital Ratio $0.28 $0.35 $0.23 $0.30 $0.10 $0.20 $0.30 $0.40 $0.50 3Q13 4Q13 1Q14 2Q14 8.62% 11.05% 7.68% 9.24% 0.00% 4.00% 8.00% 12.00% 16.00% 3Q13 4Q13 1Q14 2Q14 2.88% 3.50% 3.21% 3.20% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 3Q13 4Q13 1Q14 2Q14 13.9% 15.1% 15.2% 15.4% 10.0% 12.5% 15.0% 17.5% 20.0% 3Q13 4Q13 1Q14 2Q14 5 Unaudited, numbers in thousands except per share amounts Summary Balance Sheet and Applicable Information (1) Consists of commercial real estate debt and preferred equity and corporate debt. (2) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit. (3) Total stockholders’ equity divided by total assets less the net balances of U.S. Treasury securities and U.S. Treasury securities sold, not yet purchased, reverse repurchase agreements and repurchase agreements, and securities borrowed and securities loaned. For the quarters ended June 30, March 31, June 30, 2014 2014 2013 Investment Securities $82,404,064 $77,758,647 $95,793,791 Commercial real estate investments 1,660,524 1,680,519 1,005,560 Corporate debt, held for investment 151,344 145,394 61,682 Total Investment Securities and commercial investment portfolio(1) $84,215,932 $79,584,560 $96,861,033 Total assets $87,150,945 $82,414,777 $102,468,584 Repurchase agreements $70,372,218 $64,543,949 $81,397,335 Convertible Senior Notes 831,167 827,486 824,229 Securitized debt of consolidated VIE 260,700 260,700 - Mortgages payable 30,316 19,317 19,361 Participation sold 13,866 13,963 14,324 Total debt $71,508,267 $65,665,415 $82,255,249 Total liabilities $73,702,026 $69,850,065 $89,205,280 Cumulative redeemable preferred stock $913,059 $913,059 $913,059 Common equity(2) 12,535,860 11,651,653 12,350,245 Total stockholders' equity $13,448,919 $12,564,712 $13,263,304 Total debt to total stockholders' equity 5.3x 5.2x 6.2x Capital ratio 15.4% 15.2% 12.9% Net capital ratio(3) 15.4% 15.4% 13.3% Common stock book value per share $13.23 $12.30 $13.03 Total common stock shares outstanding 947,541 947,489 947,483 6 Unaudited, dollars in thousands except per share amounts Summary Income Statement and Applicable Information (1) Includes realized gains (losses) on interest rate swaps. For the quarters ended June 30, March 31, June 30, 2014 2014 2013 Total interest income $683,962 $655,901 $712,936 Total economic interest expense(1) 347,041 385,406 376,982 Economic net interest income(1) $336,921 $270,495 $335,954 GAAP Net income (loss) ($335,512) ($203,351) $1,638,213 GAAP Net income (loss) available (related) to common shareholders (353,504) (221,343) 1,620,221 GAAP Earnings per common share ($0.37) ($0.23) $1.71 Core earnings (loss) $300,428 $239,744 $294,158 Core earnings (loss) available (related) to common shareholders 282,436 221,752 276,166 Core earnings per common share $0.30 $0.23 $0.29 Dividends declared per common share $0.30 $0.30 $0.40 Annualized GAAP return on average equity (10.32%) (6.52%) 45.87% Annualized core return on average equity 9.24% 7.68% 8.24% Annualized core return on average equity per unit of leverage 1.74% 1.47% 1.33% Annualized yield on average interest-earning assets 3.20% 3.21% 2.54% Annualized cost of funds on average interest-bearing liabilities 1.94% 2.31% 1.53% Annualized interest rate spread 1.26% 0.90% 1.01% Weighted average three-month constant prepayment rate (CPR) 7% 6% 17% 7 Unaudited, dollars in thousands Components of Economic Net Interest Income (1) Interest expense related to the Company’s interest rate swaps is recorded in Realized gains (losses) on interest rate swaps on the Consolidated Statements of Comprehensive Income (Loss). For the quarters ended June 30, March 31, June 30, 2014 2014 2013 Interest income: Investment Securities $640,287 $614,419 $685,148 Commercial investment portfolio 43,325 39,486 15,335 U.S. Treasury securities - 1,329 7,242 Securities loaned - 114 2,302 Reverse repurchase agreements 271 500 2,775 Other 79 53 134 Total interest income $683,962 $655,901 $712,936 Economic interest expense: Repurchase agreements $103,773 $103,131 $141,945 Realized losses on interest rate swaps(1) 220,934 260,435 212,727 Convertible Senior Notes 20,319 18,897 16,364 U.S. Treasury Securities sold, not yet purchased - 1,076 4,075 Securities borrowed - 95 1,737 Securitized debt of consolidated VIE 1,853 1,611 - Participation sold 162 161 134 Total economic interest expense $347,041 $385,406 $376,982 Economic net interest income $336,921 $270,495 $335,954 8 Unaudited Change in Annualized Interest Rate Spread Change from 1Q14 to 2Q14 Note: Graph shows relative changes in contribution from 1Q14 to 2Q14. For example, cost of funds on average interest-bearing assets increased annualized interest rate spread by 0.37% more in 2Q14 versus 1Q14. (1) Includes realized gains (losses) on interest rate swaps. 1.26% 0.90% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 1Q14 Annualized interest rate spread Cost of funds on average interest-bearing liabilities(1) Coupon on average interest-earning assets Net amortization of premiums and accretion of discounts 2Q14 Annualized interest rate spread 0.37% (0.11%) 0.10% 9 Unaudited, dollars in thousands Reconciliation to Core Earnings Reconciliation of 2Q14 GAAP Net Income to Core Earnings $300,428 ($335,512) -$500,000 -$400,000 -$300,000 -$200,000 -$100,000 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 GAAP net income Realized (gains) / losses on termination of interest rate swaps Net (gains) / losses on trading assets Net unrealized (gains) / losses on IO Agency MBS Net (gains) / losses on disposal of investments Unrealized (gains) / losses on interest rate swaps Core earnings $772,491 ($175,062) ($5,893) ($2,085) $46,489 10 Unaudited Change in Annualized GAAP Return on Average Equity Change from 1Q14 to 2Q14 Note: Graph shows relative changes in contribution from 1Q14 to 2Q14. For example, unrealized (gains)/losses on interest rate swaps increased annualized ROE by 16.57% more in 2Q14 versus 1Q14. (1) Other includes investment advisory income, dividend income from affiliates, other income (loss), general and administrative expenses, and income taxes. (10.32%) (6.52%) (15.0%) (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% 20.0% 1Q14 GAAP ROE Unrealized (gains) / losses on interest rate swaps Economic interest expense Realized / unrealized (gains) / losses on inv. and trading assets Coupon income Other(1) Net amortization of premiums and accretion of discounts Realized (gains) losses on termination of interest rate swaps 2Q14 GAAP ROE (0.75%) 0.77% 1.61% 1.68% (0.14%) 16.57% (23.54%) 11 Unaudited Change in Annualized Core Return on Average Equity Change from 1Q14 to 2Q14 Note: Graph shows relative changes in contribution from 1Q14 to 2Q14. For example, economic interest expense increased annualized core ROE by 1.68% more in 2Q14 versus 1Q14. (1) Other includes investment advisory income, dividend income from affiliates, other income (loss), general and administrative expenses, and income taxes. 9.24% 7.68% 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% 1Q14 Core ROE Economic interest expense Coupon income Other(1) Net amortization of premiums and accretion of discounts 2Q14 Core ROE 1.68% (0.75%) (0.14%) 0.77% 12 Unaudited, dollars in thousands Agency MBS and Debentures Portfolio Net Premium and Discount Balance and Constant Prepayment Rate $5,346,879 $4,718,884 $4,600,158 $5,063,692 $5,437,108 40.31% 36.45% 37.08% 40.30% 40.43% 17% 13% 7% 6% 7% 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 2Q13 3Q13 4Q13 1Q14 2Q14 Net premium and discount balance Net premium and discount balance as % of stockholders' equity Weighted average three-month constant prepayment rate 13 Unaudited Interest Rate and Liability Management (1) Excludes forward starting swaps. Note: Interest rates do not take into consideration outstanding Convertible Senior Notes, securitized debt of consolidated VIE , loan participation or mortgages payable. (1) 191 200 204 187 173 1.83% 1.85% 1.94% 1.97% 2.27% 0.64% 0.63% 0.68% 0.65% 0.59% 100 120 140 160 180 200 220 0.25% 0.75% 1.25% 1.75% 2.25% 2.75% 3.25% 3.75% 4.25% 2Q13 3Q13 4Q13 1Q14 2Q14 Weighted average days to maturity on repurchase agreements Weighted average net rate on interest rate swaps Weighted average rate on repurchase agreements 14 Hedges and Liabilities as of June 30, 2014 Unaudited, dollars in thousands (1) Notional amount includes $1.3 billion in forward starting pay fixed swaps. (2) Excludes forward starting swaps. (3) Weighted average fixed rate on forward starting pay fixed swaps was 3.10%. (4) Of the total repurchase agreements, approximately 13% have a remaining maturity over one year. Interest Rate Swaps Current Weighted Avg. Weighted Avg. Weighted Avg. Maturity Notional(1) Pay Rate(2)(3) Receive Rate(2) Years to Maturity(2) 0 to <3 years $702,539 2.23% 0.16% 2.97 >=3 to <6 years 6,338,000 1.66% 0.19% 4.53 >= 6 to <10 years 18,488,800 2.52% 0.22% 8.01 Greater than 10 years 5,301,800 3.58% 0.19% 20.03 Total / Weighted Avg. $30,831,139 2.48% 0.21% 8.87 Interest Rate Swaptions Current Weighted-Avg. Weighted-Avg. Weighted Avg. Weighted Avg. Underlying Underlying Underlying Underlying Months to Type Notional Pay Rate Receive Rate Years to Maturity Expiration Long $2,600,000 3.16% 3M LIBOR 9.76 3.86 Short - - - - - Repurchase Agreements Principal Weighted Avg. Maturity Balance Rate Within 30 days $19,443,213 0.37% 30 to 59 days 21,751,921 0.31% 60 to 89 days 2,931,207 0.39% 90 to 119 days 2,698,579 0.45% Over 120 days(4) 23,547,298 1.07% Total / Weighted Avg. $70,372,218 0.59% 15 Unaudited, dollars in thousands Agency MBS and Debentures Overview as of June 30, 2014 (1) Weighted averages for percentages subject to HARP and three-month CPR exclude Callables and Step-up securities. Agency Fixed-Rate Securities Weighted Avg. Current Weighted Avg. Weighted Avg. Weighted Avg. Subject to Weighted Avg. Estimated Years to Maturity Face Value % Coupon Amortized Cost Fair Value HARP 3-Month CPR Fair Value <=15 years $6,441,260 9.2% 3.26% 103.7% 104.7% 2.7% 5.8% $6,746,263 20 years 6,856,431 9.8% 3.67% 105.3% 105.4% 0.1% 5.5% 7,224,392 >=30 years 56,359,608 80.7% 3.91% 106.2% 105.1% 2.8% 6.4% 59,247,369 Callables 173,245 0.3% 3.10% 99.5% 91.8% 0.0% 0.0% 159,045 Total/Weighted Avg.(1) $69,830,544 100.0% 3.83% 105.9% 105.1% 2.5% 6.2% $73,377,069 Agency Adjustable-Rate Securities Weighted Avg. Current Weighted Avg. Weighted Avg. Weighted Avg. Subject to Weighted Avg. Estimated Months to Reset Face Value % Coupon Amortized Cost Fair Value HARP 3-Month CPR Fair Value 0 - 24 months $1,596,030 40.3% 2.60% 100.0% 106.6% 98.7% 12.0% $1,700,136 25 - 40 months 303,495 7.7% 5.16% 99.7% 106.6% 59.6% 29.3% 323,131 41 - 60 months 30,318 0.8% 5.35% 100.5% 105.8% 100.0% 25.9% 32,061 61 - 90 months 353,297 8.9% 3.77% 102.9% 105.5% 0.0% 13.4% 372,558 >90 months 423,837 10.7% 3.28% 102.1% 103.4% 0.0% 15.4% 437,988 Step-Ups 1,250,000 31.6% 2.52% 99.9% 95.2% 0.0% 0.0% 1,189,682 Total/Weighted Avg.(1) $3,956,977 100.0% 2.97% 100.4% 102.5% 66.0% 14.8% $4,055,556 16 Unaudited, dollars in thousands Agency MBS and Debentures Overview as of June 30, 2014 (cont’d) Agency Fixed-Rate and Floating-Rate Collateralized Mortgage-Backed Obligations Current Weighted Avg. Weighted Avg. Weighted Avg. Subject to Weighted Avg. Estimated Type Face Value % Coupon Amortized Cost Fair Value HARP 3-Month CPR Fair Value Fixed-Rate $3,696,907 100.0% 3.20% 102.7% 100.2% 3.2% 8.4% $3,705,742 Floating-Rate - - - - - - - - Total/Weighted Avg. $3,696,907 100.0% 3.20% 102.7% 100.2% 3.2% 8.4% $3,705,742 Agency Interest-Only Collateralized Mortgage-Backed Obligations Current Notional Weighted Avg. Weighted Avg. Weighted Avg. Subject to Weighted Avg. Estimated Type Value % Coupon Amortized Cost Fair Value HARP 3-Month CPR Fair Value Interest-Only $6,184,947 77.2% 3.31% 12.9% 13.9% 2.8% 8.1% $856,722 Inverse Interest-Only 1,827,194 22.8% 6.09% 22.3% 22.4% 0.0% 8.8% 408,975 Total/Weighted Avg. $8,012,141 100.0% 3.94% 15.1% 15.8% 2.2% 8.3% $1,265,697 17 Unaudited Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity (1) Scenarios include Investment Securities and derivative instruments. (2) NAV represents book value of equity. Assumptions: ƒ The interest rate sensitivity and spread sensitivity are based on the portfolios as of June 30, 2014 and March 31, 2014 ƒ The interest rate sensitivities reflect instantaneous parallel shifts in rates ƒ The spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk ƒ All tables assume no active management of the portfolio in response to rate or spread changes Interest Rate Sensitivity As of June 30, 2014 As of March 31, 2014 Interest Rate Change (bps) Projected Percentage Change in Portfolio Value, with Effect of Interest Rate Swaps (1) Estimated Change as a % of NAV(1)(2) Projected Percentage Change in Portfolio Value, with Effect of Interest Rate Swaps (1) Estimated Change as a % of NAV(1)(2) (75) 0.7% 4.5% 0.4% 2.4% (50) 0.6% 3.9% 0.4% 2.4% (25) 0.4% 2.6% 0.2% 1.6% 25 (0.5%) (3.5%) (0.3%) (2.2%) 50 (1.2%) (7.5%) (0.7%) (4.7%) 75 (1.8%) (11.9%) (1.1%) (7.5%) MBS Spread Sensitivity As of June 30, 2014 As of March 31, 2014 MBS Spread Shock (bps) Estimated Change in Portfolio Market Value Estimated Change as a % of NAV(1)(2) Estimated Change in Portfolio Market Value Estimated Change as a % of NAV(1)(2) (25) 1.4% 8.8% 1.3% 9.0% (15) 0.8% 5.3% 0.8% 5.4% (5) 0.3% 1.7% 0.3% 1.8% 5 (0.3%) (1.7%) (0.3%) (1.8%) 15 (0.8%) (5.2%) (0.8%) (5.3%) 25 (1.3%) (8.6%) (1.3%) (8.8%) 18 Unaudited, dollars in thousands Commercial Real Estate Overview as of June 30, 2014 (1) Book values exclude net origination fees. (2) Total weighted based on book value. (3) Based on most recent third party appraisal, which may be prior to loan origination/purchase date, and on an “as is” basis at the time of underwriting. (4) Maturity dates assume all of the borrowers’ extension options are exercised. (5) Total weighted based on net equity investment value. (6) Yield on existing investments with twelve or more months of Annaly operating history is based on GAAP net income, excluding depreciation and amortization expense, utilizing trailing twelve month operating results and net economic equity at June 30, 2014. Weighted average year-1 yield on current quarter property acquisitions is 8.97% (net of acquisition fees and closing expenses). Stabilized levered yield on current quarter property acquisitions is estimated to be approximately 13.4%. Debt Investments Number of Loans Book Values (1) % of Portfolio Yield (2) Weighted Avg LTV (2) (3) Weighted Avg Maturity (years) (2) (4) Financeable Debt Investments 3 $103,492 7% 4.16% 66% 4.53 Securitized Investments 10 399,541 25% 5.62% 73% 3.55 Balance Sheet Debt Investments: Senior Debt Investments 3 $260,672 16% 9.42% 70% 1.07 B Note Debt Investments 1 15,932 1% 4.98% 63% 0.53 Mezzanine Loan Investments 33 562,705 35% 11.10% 74% 4.16 Preferred Equity Investments 5 249,200 16% 11.03% 92% 6.08 Balance Sheet Debt Investment Subtotal: 42 $1,088,509 68% 10.59% 77% 3.81 Total Debt Investments 55 $1,591,542 100% 8.93% 75% 3.79 Equity Investments Number of Properties Book Value % of Portfolio Yield (5) Real Estate Held for Investment (6) 5 $74,355 100% 9.23% Total Equity Investments 5 $74,355 100% 9.23% 19 Unaudited, dollars in thousands Last Five Quarters Summary Data For the quarters ended June 30, March 31, December 31, September 30, June 30, 2014 2014 2013 2013 2013 Portfolio-Related Data: Investment Securities $82,404,064 $77,758,647 $73,358,834 $83,031,687 $95,793,791 Commercial real estate investments $1,660,524 $1,680,519 $1,644,101 $1,287,606 $1,005,560 Corporate debt $151,344 $145,394 $117,687 $75,988 $61,682 Total Investment Securities and commercial investment portfolio $84,215,932 $79,584,560 $75,120,622 $84,395,281 $96,861,033 Total assets $87,150,945 $82,414,777 $81,922,460 $93,433,157 $102,468,584 Agency mortgage-backed securities and debentures: % Fixed-rate 95% 93% 91% 91% 92% % Adjustable-rate 5% 7% 9% 9% 8% Weighted-average three-month constant prepayment rate (CPR) 7% 6% 7% 13% 17% Net premium and discount balance in Agency MBS and debentures portfolio $5,437,108 $5,063,692 $4,600,158 $4,718,884 $5,346,879 Net premium and discount balance as % of stockholder's equity 40.43% 40.30% 37.08% 36.45% 40.31% 20 Unaudited, dollars in thousands except per share amounts Last Five Quarters Summary Data (cont’d) (1) Notional amount includes $1.3 billion in forward starting pay fixed swaps as of June 30, 2014 and $3.1 billion in forward starting pay fixed swaps, offset by $1.4 billion in forward starting receive fixed swaps, as of March 31, 2014. (2) Excludes forward starting swaps. (3) Weighted average fixed rate on forward starting pay fixed swaps was 3.10% and 3.00% as of June 30, 2014 and March 31, 2014, respectively. (4) Weighted average fixed rate on forward starting receive fixed swaps was 1.18% as of March 31, 2014. For the quarters ended June 30, March 31, December 31, September 30, June 30, 2014 2014 2013 2013 2013 Liabilities, Capital and Hedging Data: Repurchase agreements $70,372,218 $64,543,949 $61,781,001 $69,211,309 $81,397,335 Convertible Senior Notes $831,167 $827,486 $825,262 $824,512 $824,229 Securitized debt of consolidated VIE $260,700 $260,700 - - - Mortgages payable $30,316 $19,317 $19,332 $19,346 $19,361 Participation sold $13,866 $13,963 $14,065 $14,164 $14,324 Total debt $71,508,267 $65,665,415 $62,639,660 $70,069,331 $82,255,249 Total liabilities $73,702,026 $69,850,065 $69,517,405 $80,487,433 $89,205,280 Cumulative redeemable preferred stock $913,059 $913,059 $913,059 $913,059 $913,059 Common equity $12,535,860 $11,651,653 $11,491,996 $12,032,665 $12,350,245 Total stockholders' equity $13,448,919 $12,564,712 $12,405,055 $12,945,724 $13,263,304 Weighted average days to maturity of repurchase agreements 173 187 204 200 191 Weighted average rate on repurchase agreements 0.59% 0.65% 0.68% 0.63% 0.64% Total debt to total stockholders' equity 5.3x 5.2x 5.0x 5.4x 6.2x Capital ratio 15.4% 15.2% 15.1% 13.9% 12.9% Net capital ratio 15.4% 15.4% 15.9% 14.8% 13.3% Common stock book value per share $13.23 $12.30 $12.13 $12.70 $13.03 Total common stock shares outstanding 947,541 947,489 947,433 947,305 947,483 Interest rate swaps: Notional amount of interest rate swaps(1) and swaptions as a % of repurchase agreements 48% 94% 92% 85% 63% Weighted average pay rate on interest rate swaps(2)(3) 2.48% 2.16% 2.14% 2.06% 2.05% Weighted average receive rate on interest rate swaps(2)(4) 0.21% 0.19% 0.20% 0.21% 0.22% Weighted average net rate on interest rate swaps 2.27% 1.97% 1.94% 1.85% 1.83% 21 Unaudited, dollars in thousands except per share amounts Last Five Quarters Summary Data (cont’d) For the quarters ended June 30, March 31, December 31, September 30, June 30, 2014 2014 2013 2013 2013 Performance-Related Data: Total interest income $683,962 $655,901 $771,249 $697,160 $712,936 Total economic interest expense $347,041 $385,406 $379,575 $373,385 $376,982 Economic net interest income $336,921 $270,495 $391,674 $323,775 $335,954 GAAP Net income (loss) ($335,512) ($203,351) $1,028,749 $192,458 $1,638,213 GAAP Net income (loss) available (related) to common shareholders ($353,504) ($221,343) $1,010,757 $174,466 $1,620,221 GAAP Earnings per common share ($0.37) ($0.23) $1.07 $0.18 $1.71 Core earnings $300,428 $239,744 $350,106 $282,292 $294,158 Core earnings available to common shareholders $282,436 $221,752 $332,114 $264,300 $276,166 Core earnings per common share $0.30 $0.23 $0.35 $0.28 $0.29 Dividends declared per common share $0.30 $0.30 $0.30 $0.35 $0.40 Total common and preferred dividends declared $302,253 $302,239 $302,222 $349,549 $396,888 Annualized GAAP return on average equity (10.32%) (6.52%) 32.46% 5.87% 45.87% Annualized core return on average equity 9.24% 7.68% 11.05% 8.62% 8.24% Annualized core return on average equity per unit of leverage 1.74% 1.47% 2.19% 1.59% 1.33% Annualized interest rate spread during the quarter: Annualized yield on average interest-earning assets 3.20% 3.21% 3.50% 2.88% 2.54% Annualized cost of funds on average interest-bearing liabilities 1.94% 2.31% 2.07% 1.81% 1.53% Annualized interest rate spread 1.26% 0.90% 1.43% 1.07% 1.01%